$6,000,000.00



                           AMENDMENT NO. 4 AND CONSENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

                      originally dated as of April 21, 1999

                                  by and among

                             ALLION HEALTHCARE, INC.
                           F/K/A THE CARE GROUP, INC.
                              MAIL ORDER MEDS, INC.
                        MAIL ORDER MEDS OF NEW YORK, INC.
                        F/K/A CARE LINE OF NEW YORK, INC.

                                  ("BORROWER")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.
                            F/K/A HCFP FUNDING, INC.

                                   ("LENDER")




                        Amended as of September __, 2003

           AMENDMENT NO. 4 AND CONSENT TO LOAN AND SECURITY AGREEMENT

          THIS AMENDMENT NO. 4 AND CONSENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT") is made as of this ___ day of September, 2003, by and among ALLION
 ---------
HEALTHCARE, INC. F/K/A THE CARE GROUP, INC., a Delaware corporation ("ALLION"),
                                                                      ------
MAIL ORDER MEDS, INC., a Texas corporation ("MEDS") and MAIL ORDER MEDS OF NEW
                                             ----
YORK, INC. F/K/A CARE LINE OF NEW YORK, INC., a New York corporation, ("MOMS"
                                                                        ----
and, collectively with Allion and Meds, "BORROWER"), and HELLER HEALTHCARE
                                         --------
FINANCE, INC. F/K/A HCFP FUNDING, INC., a Delaware corporation ("LENDER").
                                                                 ------

                                    RECITALS

         WHEREAS, pursuant to that certain Loan and Security Agreement dated April 21, 1999 by and between Borrower and Lender (as previously amended, as amended hereby and as further amended, modified and restated from time to time, the "LOAN AGREEMENT"), Lender agreed to make available to Borrower a revolving credit loan (the "LOAN");

         WHEREAS, Borrower has informed Lender that Allion has entered into a Prime Vendor Agreement, dated as of July 15, 2003 (the "PRIME VENDOR AGREEMENT"), with AmerisourceBergen Drug Corporation ("DISTRIBUTOR"), pursuant to which Distributor will provide pharmaceutical and other products and services to Allion (the transactions contemplated thereby, collectively, the "PROPOSED TRANSACTION"); and

         WHEREAS, in connection with the Proposed Transaction, Borrower has requested that Lender provide its written consent to the Proposed Transaction and make certain other modifications to the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

         SECTION 1. DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         SECTION 2. AMENDMENTS TO LOAN AGREEMENT. As of the Effective Date, the Loan Agreement shall be modified as follows:

          (a) Section 1.36(k) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "; (k) with respect to the Subordinated Obligations owing to AmerisourceBergen Drug Corporation, liens in existence on the date such Subordinated Obligations are incurred securing indebtedness evidenced by such Subordinated Obligations, provided that (i) such liens are subordinate to the liens and encumbrances in favor of Lender, (ii) the principal amount of the indebtedness so secured is not increased and (iii) such liens do not attach to any other property."



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


          (b) Sections 1.47(b) and 1.47(c) of the Loan Agreement are hereby amended in their respective entireties to read as follows:

                           "SECTION 1.47(B). SUBORDINATED OBLIGATIONS.
                  `Subordinated Obligations' means, collectively, (i) those certain Subordinated Secured Promissory Notes due May 1, 2004 issued by Allion on May 1, 2003 to Darin A. Peterson and Allan
                  H. Peterson, in an aggregate original principal amount of $1,150,000, (ii) those certain Subordinated Secured Promissory Notes due May 1, 2005 issued by Allion on May 1, 2003 to Darin
                  A. Peterson and Allan H. Peterson, in an aggregate principal amount of $1,250,000, (iii) that certain Indemnity Agreement between Borrower and John Pappajohn dated as of November __, 2000 and (iv) the obligations of Allion to AmerisourceBergen Drug Corporation ("AmerisourceBergen") under the Prime Vendor Agreement dated as of July 15, 2003 by and between AmerisourceBergen and Allion.

                           SECTION 1.47(C). SUBORDINATION AGREEMENT.
                  `Subordination Agreements' means, collectively, (i) that certain Subordination Agreement, dated as of January 31, 2003, by and among Borrower, Lender and John Pappajohn, (ii) that certain Subordination Agreement, dated as of May 1, 2003, by and among Borrower, Lender, Darin A. Peterson and Allan H. Peterson and (iii) that certain Subordination Agreement, dated as of September __, 2003, by and among Allion, Lender and AmerisourceBergen Drug Corporation."

                  (c) Section 3.1(f) of the Loan Agreement is hereby amended by inserting, immediately after the word "Borrower's" appearing therein, the words "goods, returned goods and".

         SECTION 3. CONSENT. In reliance on the information previously provided by Borrower to Lender regarding the Proposed Transaction, including but not limited to the fully executed Prime Vendor Agreement (together with any and all exhibits and schedules thereto), Lender hereby consents to the Proposed Transaction on the terms and conditions set forth in the Prime Vendor Agreement as in effect on the date hereof.

         SECTION 4. CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct with respect to such entity (except to the extent such representation or warranty relates to a particular date, in which case, such confirmation relates to such date), and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its Collateral, free and clear of any lien or security interest in favor of any other person or entity.

          SECTION 5. FEES; EXPENSES.

                  (a) In consideration of Lender's agreement to enter into this Amendment, Borrower unconditionally agrees to pay to Lender an amendment fee (the "Fee") equal to Fifteen Thousand and No/100 Dollars ($15,000.00), which Fee shall (a) be due and payable by Borrower on the date of the execution and delivery of this Amendment by Borrower, and (b) constitute a portion of the Obligations evidenced by the Note and secured by the Loan Agreement and other Loan Documents. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the Fee from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

                  (b) Notwithstanding anything in this Amendment to the contrary, in addition to the Fee, Borrower shall be responsible for payment of legal fees for the services of Lender's in-house counsel in connection with the preparation of this Amendment. Lender shall be entitled to deduct, and Borrower by its signature below hereby authorizes Lender to deduct, the full amount of the fees set forth in this Section 5(b) from the proceeds of the next subsequent Revolving Credit Loan made by Lender under the Loan Agreement (as amended hereby).

          SECTION 6. ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Lender, and is enforceable against each Borrower and Lender in accordance with its terms.

          SECTION 7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date that all of the following conditions are satisfied in Lender's sole discretion (such date, the "EFFECTIVE DATE"):

                  (a) Lender shall have received two (2) originals of this Amendment duly executed by an authorized officer of each entity comprising Borrower;

                  (b) Lender shall have received fully executed copies of the Prime Vendor Agreement and all other agreements and instruments executed in connection therewith;

                  (c) Lender shall have received the Subordination Agreement executed in connection with the Prime Vendor Agreement, duly executed by an authorized officer of Allion and Distrbutor;

                  (d) there shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time or both, could constitute such an Event of Default and, after giving effect to this Amendment, there shall have occurred no Event of Default and no Event which, with the giving of notice or lapse of time or both, could constitute an Event of Default; and

                  (e) the representations and warranties set forth in Section 5 of this Amendment and in Article IV of the Loan Agreement shall be true and correct as of the date hereof and after giving effect to this Amendment (unless any such representation or warranty by its terms is intended to refer specifically to any earlier date, in which case such representation or warranty shall have been true and correct as of such date).

          SECTION 8. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                  (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

          SECTION 9. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of law principles.

          SECTION 10. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          SECTION 11. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.






                            [SIGNATURES ON NEXT PAGE]



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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 and
Consent to Loan and Security Agreement to be executed as of the date first written above.

                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC.,
                                    a Delaware corporation

                                    By:    /s/ R. HANES WHITELEY
                                       -------------------------------
                                    Name:  R. Hanes Whiteley
                                    Title: Vice President

                                    BORROWERS:


                                    ALLION HEALTHCARE, INC.,
                                    a Delaware corporation

                                    By: /S/ MICHAEL P. MORAN
                                    ------------------------------
                                    Name:  Michael P. Moran
                                    Title: President and CEO

                                    MAIL ORDER MEDS, INC.,
                                    a Texas corporation

                                    By: /S/ MICHAEL P. MORAN
                                    ------------------------------
                                    Name:  Michael P. Moran
                                    Title: President and CEO



                                    MAIL ORDER MEDS OF NEW YORK, INC.,
                                    a New York corporation

                                    By: /S/ MICHAEL P. MORAN
                                    ------------------------------
                                    Name:  Michael P. Moran
                                    Title: President and CEO





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